SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET MORTGAGE

OPPORTUNITY FUND INC.

(Name of Registrant as Specified in Its Charter)

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WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC. ANNOUNCES POSTPONEMENT OF

2020 ANNUAL MEETING OF STOCKHOLDERS

NEW YORK – (BUSINESS WIRE) – April 9, 2020. Western Asset Mortgage Opportunity Fund Inc. (the "Fund") announced today that the 2020 Annual Meeting of Stockholders (the "Meeting") of the Fund originally scheduled for Friday, April 17, 2020 at 10:00 a.m. Eastern Time has been postponed. The Board of Directors of the Fund will set a new record date for determining stockholders entitled to vote at the postponed Meeting. The Fund will provide notice to stockholders with the new record date and the date, time and place of the postponed Meeting pursuant to the Fund's bylaws and applicable law.

In connection with the Meeting, the Fund has filed a definitive proxy statement with the Securities and Exchange Commission (the "SEC"). Stockholders are advised to read the Fund's proxy statement because it contains important information. The proxy statement and other documents filed by the Fund are available for free on the SEC website, www.sec.gov. Copies of the proxy statement have been mailed to each stockholder of record as of the original record date for the Meeting and will be mailed to each new stockholder of record as of the new record date for the Meeting.

This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Fund's current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund's filings with the SEC. An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Any data and commentary provided in this press release are for informational purposes only.

For more information, please call Investor Relations: 1-888-777-0102, or consult the Fund's web site at www.lmcef.com. The information contained on the Fund's web site is not part of this press release. Hard copies of the Fund's complete audited financial statements are available free of charge upon request.

Media Contact: Fund Investor Services-1-888-777-0102